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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        September 16, 2002
                                                 ------------------------------




                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                    000-30422                  13-3808483
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


           19 West 44th Street, New York, NY                     10036
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:          212-659-3400
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






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Item 5. Other Events

         On September 16, 2002, Predictive Systems, Inc. announced that Howard Morgan had joined it Board of Directors and that Ronald Pettengill had resigned from its Board of Directors.

         The complete text of the press release, dated September 16, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

      Exhibit
       Number         Description
      --------        -----------
        99.9           Press Release dated as of September 16, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PREDICTIVE SYSTEMS, INC.


Dated: September 16, 2002

                                          By:  /S/ Andrew Zimmerman
                                              ---------------------------------
                                              Name:  Andrew Zimmerman
                                              Title: CEO




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                                  EXHIBIT INDEX


      Exhibit
       Number         Description
      --------        -----------
        99.9          Press Release dated as of September 16, 2002.